                                                                EXHIBIT 10.32(a)

         AMENDED AND RESTATED EMPLOYMENT AGREEMENT, dated as of January 1, 1999 (the "Agreement"), between The J. H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and Daniel K. Brown (the "Employee").

         The Employer and the Employee are parties to an Employment Agreement, dated as of May 20, 1998, and desire to amend and restate such Employment Agreement in its entirety. The Employer desires to continue to retain the Employee to supply services to the Employer, and the Employee desires to continue provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

         In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

         SECTION 1. Employment Relationship.

         (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Senior Vice President-Sales and Marketing of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

         (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

         SECTION 2. Compensation and Benefits. During the Employment Period:

         (a) Base Compensation. The Employer shall pay to the Employee a base salary of $191,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices and prorated for the period commencing on the date of this Agreement and ending on December 31, 1998. The Base Salary shall be increased (but not decreased) for cost of living adjustments, and subject to additional discretionary increases (but not decreases) as determined by an annual review by the Board of Directors on or prior to each February 1.

         (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee (i) an amount equal to the greater of (x) annual fixed bonus payments (the "Fixed Bonus") equal to 15% of the Employee's Base

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Salary for such year, payable on or around February 1 of the following year, or
(y) annual target bonus payments (as defined in the Employer's Executive Bonus
Plan) (the "Target Bonus"), payable on or around February 1 of the following year, and (ii) other incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan and other incentive plans (excluding the Fixed Bonus payable hereunder) at any time although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans.

         (c) Restricted Stock and Stock Options. The Employee purchased shares of Class A Common Stock of the Employer pursuant to a Securities Purchase and Stockholders Agreement, dated as of May 28, 1997, between the Employer and the Employee, and was granted options (pursuant to the Employer's 1997 Stock Option
Plan) to acquire shares of Class A Common Stock of the Employer, pursuant to Stock Option Agreements between the Employer and the Employee dated as of May 28, 1997 and _________, 1998. Such Securities Purchase and Stockholders Agreement and Stock Option Agreements are referred to in this Agreement as the "Other Agreements." The Employee shall be entitled to participate in current or future equity incentive plans adopted by the Employer on terms no less favorable than those offered to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time in the sole discretion of the Employer's Executive Committee. In the event of a Change in Control, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or similar plans maintained by the Employer, any contrary provisions of such plans notwithstanding. Any such plans shall be deemed amended to the extent necessary to carry out the intent expressed in the preceding sentence.

         (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans and company automobile perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level I Employee. If the Employment Period is terminated by the Employer or the Employee in connection with a Change in Control (as defined), the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense during three year period following the effective date of such Change in Control (the "Change in Control Period").

         (e) Other Benefits. The Employer will provide a vehicle of the Employee's choice for the Employee's use at a cost (including expenses and insurance) of up to $40,000. The Employee will be responsible for any costs in excess of $40,000.


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         (f) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

         SECTION 3. Termination.

         (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

         (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 4 and 5, which is not corrected within a reasonable period of time (determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

         (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

         (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a substantial diminution in benefits provided under this Agreement, (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the


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Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned.

         (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary and Target Bonus earned to the date of death or termination for disability or Cause, as the case may be. Any Target Bonus payments payable under this Section 3(e)(i) shall be prorated if payable for periods of less than one year and shall be payable regardless of whether the Employee is still in the employ of the Employer on the date declared or payable.

         (ii) Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee or his estate an amount (in addition to amounts payable under Section 3(e)(i)) equal to one year's Base Salary and Target Bonus, in each case, at the rate in effect on the date of termination. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is entitled to receive a payment under
Section 3(e)(iii).

         (iii) Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, (y) by the Employee with Good Reason or by the Employer for any reason within one year after a Change in Control, or (z) by the Employee for any reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, then the Employer shall pay to the Employee within five business days of such termination an amount (in addition to amounts payable under Section 3(e)(i)) equal to the sum of (A) the higher of (1) the annual Base Salary at the date of such termination or (2) the annual Base Salary at the time of the Change in Control, in each case multiplied by the number of years remaining in the Change in Control Period, and (B) the Target Bonus at the annual rate in effect at the date of such termination multiplied by the number of years remaining in the Change in Control Period.

         (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer, (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the



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Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer, (C) at any time after the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity not directly or indirectly controlled by the Employer's stockholders of more than 35% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer,
(D) individuals serving as directors of the Employer on the date hereof and who were nominated to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by (x) a vote of such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means Ann H. Gaither, William H. Gaither, Susan G. Jones and Thomas R. Jones and members of their immediate families and any spouse, parent or descendant of the foregoing, any trust the beneficiaries of which include only any of the foregoing, and any corporation, partnership, limited liability company or other entity all of the capital stock or other ownership interests of which are owned by any of the foregoing.

         (v) Other Provisions Applicable to Payments. Any payment due under
Section 3(e)(iii) shall be limited to the extent the Board of Directors of the Employer, in its good faith determination, deems necessary to preserve the deductibility by the Employer of such payment pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision of any successor statute. The Employer may elect to make any payments due under Section 3(e)(ii) in a lump sum or as they would have been paid had the Employment Period not been terminated. Unless otherwise specifically stated to be payable over a period of time, all amounts due under this Section 3 shall be payable on demand by the Employee and shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

         (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 4 and Section 5 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 6 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.



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

         SECTION 4. Confidentiality; Non-Disclosure.

         (a) (i) Non-Disclosure Obligation. Except as provided in this Section 4(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

         (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 4(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

         (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

         SECTION 5. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent or principal of another business firm, (x) directly or indirectly engage in the United States, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause (x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 5.

         SECTION 6. General Provisions.

         (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 5 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

         (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision


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

of Section 4 or Section 5, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of Section 4 or
Section 5 or for any breach or threatened breach of any other provision of this Agreement.

         (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

         (d) Assignment; Benefit. This Agreement is personal in its nature and neither party shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided, that the Employer may assign this Agreement and its rights and obligations hereunder to any transferee of all or substantially all of the Business (whether by merger, consolidation, sale of stock or assets or otherwise) without the Employee's consent. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and not for the benefit of, or enforceable by, any third party.

         (e) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement, (ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

         (f) Dispute Resolution; Attorney's Fees. In making any determination as to the existence of Cause for termination or the occurrence of a Change in Control, the Board of Directors shall, subject to its members' fiduciary duties, abide by the recommendation of a committee comprising only members who were nominated by one or more Principal Shareholders. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such


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

event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

         (g) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

         (h) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

         If to the Employer:

               The J. H. Heafner Company, Inc.
               2105 Water Ridge Parkway, Suite 500
               Charlotte, North Carolina  28217
               Attention:  President
               Facsimile:  (704) 423-8987

         with a copy to:

               Howard, Smith & Levin LLP
               1330 Avenue of the Americas
               New York, New York  10019
               Attention:   Scott F. Smith
               Facsimile:   (212) 841-1010




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

         If to the Employee:

               Daniel K. Brown
               17715 Jetton Road
               Cornelius, North Carolina  28031
               Facsimile:__________________

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

         (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

         (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer. The Employment Agreement, dated as of May 20, 1998, between the Employer and the Employer is expressly superseded and hereby amended and restated in its entirety by this Agreement.

         (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

         (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 6(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.



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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                                THE J. H. HEAFNER COMPANY, INC.



                                                By:/s/ William H. Gaither
                                                   ----------------------------
                                                   Name: William H. Gaither
                                                   Title:




                                                /s/ Daniel K. Brown
                                                -------------------------------
                                                Daniel K. Brown

                                                                EXHIBIT 10.32(b)

         AMENDED AND RESTATED EMPLOYMENT AGREEMENT, dated as of January 1, 1999 (the "Agreement"), between The J. H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and J. Michael Gaither (the "Employee").

         The Employer and the Employee are parties to an Employment Agreement, dated as of May 20, 1998, and desire to amend and restate such Employment Agreement in its entirety. The Employer desires to continue to retain the Employee to supply services to the Employer, and the Employee desires to continue provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

         In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

         SECTION 1. Employment Relationship.

         (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Senior Vice President, General Counsel and Secretary of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

         (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

         SECTION 2. Compensation and Benefits. During the Employment Period:

         (a) Base Compensation. The Employer shall pay to the Employee a base salary of $224,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices and prorated for the period commencing on the date of this Agreement and ending on December 31, 1998. The Base Salary shall be increased (but not decreased) for cost of living adjustments, and subject to additional discretionary increases (but not decreases) as determined by an annual review by the Board of Directors on or prior to each February 1.

         (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee (i) an amount equal to the greater of (x) annual fixed bonus payments (the "Fixed Bonus") equal to 15% of the Employee's Base

Salary for such year, payable on or around February 1 of the following year, or
(y) annual target bonus payments (as defined in the Employer's Executive Bonus
Plan) (the "Target Bonus"), payable on or around February 1 of the following year, and (ii) other incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan and other incentive plans (excluding the Fixed Bonus payable hereunder) at any time although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans.

         (c) Restricted Stock and Stock Options. The Employee purchased shares of Class A Common Stock of the Employer pursuant to a Securities Purchase and Stockholders Agreement, dated as of May 28, 1997, between the Employer and the Employee, and was granted options (pursuant to the Employer's 1997 Stock Option
Plan) to acquire shares of Class A Common Stock of the Employer, pursuant to Stock Option Agreements between the Employer and the Employee dated as of May 28, 1997 and _________, 1998. Such Securities Purchase and Stockholders Agreement and Stock Option Agreements are referred to in this Agreement as the "Other Agreements." The Employee shall be entitled to participate in current or future equity incentive plans adopted by the Employer on terms no less favorable than those offered to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time in the sole discretion of the Employer's Executive Committee. In the event of a Change in Control, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or similar plans maintained by the Employer, any contrary provisions of such plans notwithstanding. Any such plans shall be deemed amended to the extent necessary to carry out the intent expressed in the preceding sentence.

         (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans and company automobile perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level I Employee. If the Employment Period is terminated by the Employer or the Employee in connection with a Change in Control (as defined), the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense during three year period following the effective date of such Change in Control (the "Change in Control Period").

         (e) Other Benefits. The Employer will provide a vehicle of the Employee's choice for the Employee's use at a cost (including expenses and insurance) of up to $40,000. The Employee will be responsible for any costs in excess of $40,000.

         (f) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

         SECTION 3. Termination.

         (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

         (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 4 and 5, which is not corrected within a reasonable period of time (determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

         (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

         (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a substantial diminution in benefits provided under this Agreement, (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the

Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned.

         (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary and Target Bonus earned to the date of death or termination for disability or Cause, as the case may be. Any Target Bonus payments payable under this Section 3(e)(i) shall be prorated if payable for periods of less than one year and shall be payable regardless of whether the Employee is still in the employ of the Employer on the date declared or payable.

         (ii) Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee or his estate an amount (in addition to amounts payable under Section 3(e)(i)) equal to one year's Base Salary and Target Bonus, in each case, at the rate in effect on the date of termination. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is entitled to receive a payment under
Section 3(e)(iii).

         (iii) Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, (y) by the Employee with Good Reason or by the Employer for any reason within one year after a Change in Control, or (z) by the Employee for any reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, then the Employer shall pay to the Employee within five business days of such termination an amount (in addition to amounts payable under Section 3(e)(i)) equal to the sum of (A) the higher of (1) the annual Base Salary at the date of such termination or (2) the annual Base Salary at the time of the Change in Control, in each case multiplied by the number of years remaining in the Change in Control Period, and (B) the Target Bonus at the annual rate in effect at the date of such termination multiplied by the number of years remaining in the Change in Control Period.

         (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer, (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer, (C) at any time after the consummation of an initial public offering of Class A Common Stock of the

Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity not directly or indirectly controlled by the Employer's stockholders of more than 35% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer, (D) individuals serving as directors of the Employer on the date hereof and who were nominated to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by (x) a vote of such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means Ann H. Gaither, William H. Gaither, Susan G. Jones and Thomas R. Jones and members of their immediate families and any spouse, parent or descendant of the foregoing, any trust the beneficiaries of which include only any of the foregoing, and any corporation, partnership, limited liability company or other entity all of the capital stock or other ownership interests of which are owned by any of the foregoing.

         (v) Other Provisions Applicable to Payments. Any payment due under
Section 3(e)(iii) shall be limited to the extent the Board of Directors of the Employer, in its good faith determination, deems necessary to preserve the deductibility by the Employer of such payment pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision of any successor statute. The Employer may elect to make any payments due under Section 3(e)(ii) in a lump sum or as they would have been paid had the Employment Period not been terminated. Unless otherwise specifically stated to be payable over a period of time, all amounts due under this Section 3 shall be payable on demand by the Employee and shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

         (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 4 and Section 5 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 6 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

         SECTION 4. Confidentiality; Non-Disclosure.

         (a) (i) Non-Disclosure Obligation. Except as provided in this Section 4(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

         (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 4(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

         (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

         SECTION 5. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent or principal of another business firm, (x) directly or indirectly engage in the United States, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause (x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 5.

         SECTION 6. General Provisions.

         (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 5 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

         (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 4 or Section 5, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of Section 4 or
Section 5 or for any breach or threatened breach of any other provision of this Agreement.

         (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

         (d) Assignment; Benefit. This Agreement is personal in its nature and neither party shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided, that the Employer may assign this Agreement and its rights and obligations hereunder to any transferee of all or substantially all of the Business (whether by merger, consolidation, sale of stock or assets or otherwise) without the Employee's consent. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and not for the benefit of, or enforceable by, any third party.

         (e) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement, (ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

         (f) Dispute Resolution; Attorney's Fees. In making any determination as to the existence of Cause for termination or the occurrence of a Change in Control, the Board of Directors shall, subject to its members' fiduciary duties, abide by the recommendation of a committee comprising only members who were nominated by one or more Principal Shareholders. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

         (g) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

         (h) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

         If to the Employer:

                The J. H. Heafner Company, Inc.
                2105 Water Ridge Parkway, Suite 500
                Charlotte, North Carolina  28217
                Attention:  President
                Facsimile:  (704) 423-8987

         with a copy to:

                Howard, Smith & Levin LLP
                1330 Avenue of the Americas
                New York, New York  10019
                Attention:   Scott F. Smith
                Facsimile:   (212) 841-1010

         If to the Employee:

                J. Michael Gaither
                315 West 7th Street
                Newton, North Carolina  28658
                Facsimile:  (828) 466-2885

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

         (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

         (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer. The Employment Agreement, dated as of May 20, 1998, between the Employer and the Employer is expressly superseded and hereby amended and restated in its entirety by this Agreement.

         (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

         (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 6(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                                THE J. H. HEAFNER COMPANY, INC.



                                                By:/s/ William H. Gaither
                                                   ----------------------------
                                                   Name: William H. Gaither
                                                   Title:




                                                   /s/ J. Michael Gaither
                                                   ----------------------------
                                                   J. Michael Gaither

                                                               EXHIBIT 10.32(C)


         AMENDED AND RESTATED EMPLOYMENT AGREEMENT, dated as of January 1, 1999 (the "Agreement"), between The J. H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and
         Donald C. Roof (the "Employee").

                  The Employer and the Employee are parties to an Employment Agreement, dated as of July 1, 1998, and desire to amend and restate such Employment Agreement in its entirety. The Employer desires to continue to retain the Employee to supply services to the Employer, and the Employee desires to continue provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1.  Employment Relationship.

                  (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Senior Vice President and Chief Financial Officer of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2.  Compensation and Benefits. During the Employment
Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $243,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices and prorated for the period commencing on the date of this Agreement and ending on December 31, 1998. The Base Salary shall be increased (but not decreased) for cost of living adjustments, and subject to additional discretionary increases (but not decreases) as determined by an annual review by the Board of Directors on or prior to each February 1.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee (i) an amount equal to the greater of (x) annual fixed bonus payments (the "Fixed Bonus") equal to 28% of the Employee's Base

Salary for such year, payable on or around February 1 of the following year, or
(y) annual target bonus payments (as defined in the Employer's Executive Bonus
Plan) (the "Target Bonus"), payable on or around February 1 of the following year, and (ii) other incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan and other incentive plans (excluding the Fixed Bonus payable hereunder) at any time although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans.

                  (c) Restricted Stock and Stock Options. The Employee purchased shares of Class A Common Stock of the Employer pursuant to a Securities Purchase and Stockholders Agreement, dated as of May 28, 1997, between the Employer and the Employee, and was granted options (pursuant to the Employer's 1997 Stock Option Plan) to acquire shares of Class A Common Stock of the Employer, pursuant to Stock Option Agreements between the Employer and the Employee dated as of May 28, 1997 and __________, 1998. Such Securities Purchase and Stockholders Agreement and Stock Option Agreements are referred to in this Agreement as the "Other Agreements." The Employee shall be entitled to participate in current or future equity incentive plans adopted by the Employer on terms no less favorable than those offered to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time in the sole discretion of the Employer's Board of Directors. In the event of a Change in Control, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or similar plans maintained by the Employer, any contrary provisions of such plans notwithstanding. Any such plans shall be deemed amended to the extent necessary to carry out the intent expressed in the preceding sentence.

                  (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans and company automobile perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level I Employee. If the Employment Period is terminated by the Employer or the Employee in connection with a Change in Control (as defined), the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense during three year period following the effective date of such Change in Control (the "Change in Control Period").

                  (e) Other Benefits. The Employer will provide a vehicle of the Employee's choice for the Employee's use at a cost (including expenses and insurance) of up to $40,000. The Employee will be responsible for any costs in excess of $40,000.

                  (f) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  SECTION 3.  Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 4 and 5, which is not corrected within a reasonable period of time (determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a substantial diminution in benefits provided under this Agreement, (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the

Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned.

                  (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary and Target Bonus earned to the date of death or termination for disability or Cause, as the case may be. Any Target Bonus payments payable under this Section 3(e)(i) shall be prorated if payable for periods of less than one year and shall be payable regardless of whether the Employee is still in the employ of the Employer on the date declared or payable.

                  (ii) Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee or his estate an amount (in addition to amounts payable under Section 3(e)(i)) equal to one year's Base Salary and Target Bonus, in each case, at the rate in effect on the date of termination. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is entitled to receive a payment under Section 3(e)(iii).

                   (iii) Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, (y) by the Employee with Good Reason or by the Employer for any reason within one year after a Change in Control, or (z) by the Employee for any reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, then the Employer shall pay to the Employee within five business days of such termination an amount (in addition to amounts payable under Section 3(e)(i)) equal to the sum of (A) the higher of (1) the annual Base Salary at the date of such termination or (2) the annual Base Salary at the time of the Change in Control, in each case multiplied by the number of years remaining in the Change in Control Period, and (B) the Target Bonus at the annual rate in effect at the date of such termination multiplied by the number of years remaining in the Change in Control Period.

                  (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer, (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer, (C) at any time after the consummation of an initial public offering of Class A Common Stock of the

Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity not directly or indirectly controlled by the Employer's stockholders of more than 35% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer, (D) individuals serving as directors of the Employer on the date hereof and who were nominated to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by (x) a vote of such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means Ann H. Gaither, William H. Gaither, Susan G. Jones and Thomas R. Jones and members of their immediate families and any spouse, parent or descendant of the foregoing, any trust the beneficiaries of which include only any of the foregoing, and any corporation, partnership, limited liability company or other entity all of the capital stock or other ownership interests of which are owned by any of the foregoing.

                  (v) Other Provisions Applicable to Payments. Any payment due under Section 3(e)(iii) shall be limited to the extent the Board of Directors of the Employer, in its good faith determination, deems necessary to preserve the deductibility by the Employer of such payment pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision of any successor statute. The Employer may elect to make any payments due under Section 3(e)(ii) in a lump sum or as they would have been paid had the Employment Period not been terminated. Unless otherwise specifically stated to be payable over a period of time, all amounts due under this Section 3 shall be payable on demand by the Employee and shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 4 and Section 5 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 6 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this
Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4.  Confidentiality; Non-Disclosure.

                  (a) (i) Non-Disclosure Obligation. Except as provided in this Section 4(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                  (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 4(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 5. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent or principal of another business firm, (x) directly or indirectly engage in the United States, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause (x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 5.

                  SECTION 6.  General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 5 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 4 or Section 5, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of Section 4 or
Section 5 or for any breach or threatened breach of any other provision of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Assignment; Benefit. This Agreement is personal in its nature and neither party shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided, that the Employer may assign this Agreement and its rights and obligations hereunder to any transferee of all or substantially all of the Business (whether by merger, consolidation, sale of stock or assets or otherwise) without the Employee's consent. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and not for the benefit of, or enforceable by, any third party.

                  (e) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (f) Dispute Resolution; Attorney's Fees. In making any determination as to the existence of Cause for termination or the occurrence of a Change in Control, the Board of Directors shall, subject to its members' fiduciary duties, abide by the recommendation of a committee comprising only members who were nominated by one or more Principal Shareholders. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (g) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

                  (h) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                  If to the Employer:

                                The J. H. Heafner Company, Inc.
                                2105 Water Ridge Parkway, Suite 500
                                Charlotte, North Carolina  28217
                                Attention:  President
                                Facsimile:  (704) 423-8987

                  with a copy to:

                               Howard, Smith & Levin LLP
                               1330 Avenue of the Americas
                               New York, New York  10019
                               Attention:   Scott F. Smith
                               Facsimile:   (212) 841-1010

                  If to the Employee:

                               Donald C. Roof
                               6705 Seton House Lane
                               Charlotte, North Carolina  28277
                               Facsimile:  (704) 846-2665

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                  (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

                  (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer. The Employment Agreement, dated as of July 1, 1998, between the Employer and the Employer is expressly superseded and hereby amended and restated in its entirety by this Agreement.

                  (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                  (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 6(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                          THE J. H. HEAFNER COMPANY, INC.



                                          By: /s/ William H. Gaither
                                             -----------------------------------
                                             Name:
                                             Title:




                                          /s/ Donald C. Roof
                                          --------------------------------------
                                          Donald C. Roof